SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 April 29, 2002
                Date of Report (Date of earliest event reported)


                              TRUSTMARK CORPORATION
             (Exact name of registrant as specified in its charter)


  Mississippi                       0-3683                        64-0471500
(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)



                             248 East Capitol Street
                                Jackson, MS 39201
          (Address, including zip code, of principal executive office)


                                 (601) 354-5111
              (Registrant's telephone number, including area code)
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Item 4.    Changes to Registrant's Certifying Accountant

On April 29, 2002, the Board of Directors of Trustmark Corporation (Trustmark), based on the recommendation of its Audit Committee, announced the engagement of KPMG LLP as its independent public accountants to replace Arthur Andersen LLP (Andersen), who was dismissed on April 9, 2002.

During Trustmark's two most recent fiscal years ended December 31, 2001, and the interim period between December 31, 2001 and April 29, 2002, Trustmark did not consult with KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRUSTMARK CORPORATION


BY:    /s/ Richard G. Hickson               BY:    /s/ Zach L. Wasson
       -----------------------------               -----------------------------
       Richard G. Hickson                          Zach L. Wasson
       Chairman of the Board, President            Treasurer (Principal
       & Chief Executive Officer                   Financial Officer)

DATE:  May 2, 2002                          DATE:  May 2, 2002